Exhibit 10.21

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of November 12, 2020, by and among (i) Trulieve Cannabis Corp., a Canadian corporation organized and existing under the laws of the Province of British Columbia (“Parent”), (ii) each of the shareholders of the Company set forth in Schedule 1 (individually and collectively, the “Investor” or “Investors”) of the Merger Agreement (as defined below) and (iii) Gabriel A. Perlow, a Pennsylvania resident, as the representative of each Investor (the “Representative”).

WHEREAS, on September 16, 2020, Parent, Trulieve PA Merger Sub 1 Inc., a Pennsylvania corporation (“Merger Sub”), PurePenn LLC, a Pennsylvania limited liability company (the “Company”), the Investors and the Representative entered into that certain Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which, subject to the terms and conditions thereof, Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity upon the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”);

WHEREAS, in connection with the Merger, each Investor will receive such Investor’s Pro Rata Share of Parent Shares as are referenced in the Merger Agreement;

WHEREAS, resales by the Investors of the Parent Shares may be required to be registered under the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws; and

WHEREAS, the parties desire to enter into this Agreement to provide each Investor with certain rights relating to the registration of the Parent Shares Investor may acquire in accordance with the Merger Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement. The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Company” is defined in the recitals to this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Investor” and “Investors” are defined in the preamble to this Agreement, and include any transferee of the Registrable Securities (so long as they remain Registrable Securities) of the respective Investor permitted under this Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

“Merger” is defined in the recitals to this Agreement.

“Merger Agreement” is defined in the recitals to this Agreement.

“Merger Sub” is defined in the recitals to this Agreement.

“Parent” is defined in the preamble to this Agreement, and shall include Parent’s successors by merger, acquisition, reorganization or otherwise.

“Proceeding” is defined in Section 6.10.

“register,” “registered,” and “registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means, at any time, the Parent Shares owned by each Investor, whether owned on the date hereof or acquired hereafter in accordance with the Merger Agreement including any shares of Parent Shares which may be issued or distributed in respect of such Parent Shares by way of conversion, concession, stock dividend or stock split or other distribution, recapitalization or reclassification or similar transaction; provided, however, that Registrable Securities shall not include any shares (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration (other than, for the avoidance of doubt, the sale of shares to the Investor as a result of the consummation of the transactions contemplated by the Merger Agreement) or (ii) which have been sold pursuant to Rule 144.

“Registration Expenses” is defined in Section 3.3.

“Registration Statement” means a registration statement filed by Parent with the SEC in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“SEC” means the Securities and Exchange Commission of the United States of America.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Specified Courts” is defined in Section 6.10.

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2. RESALE REGISTRATIONS ON FORM S-1 OR FORM S-3. After the Closing of the Merger and issuance of the Parent Shares, Parent will prepare and file a shelf registration on Form S-1 or any similar registration form which may be available to Parent at such time (the “Shelf Registration Statement”) registering for resale the Registrable Securities under the Securities Act. Parent shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective by the SEC as promptly as practicable following such filing. Until such time as all Registrable Securities cease to be Registrable Securities or Parent is no longer eligible to maintain a Shelf Registration Statement, Parent shall use commercially reasonable efforts to keep current and effective such Shelf Registration Statement and file such supplements or amendments to such Shelf Registration Statement (or file a new Shelf Registration Statement) as may be necessary or appropriate in order to keep such Shelf Registration Statement continuously effective and useable for the resale of all Registrable Securities under the Securities Act. The Parent represents that any Shelf Registration Statement when declared effective (including the documents incorporated therein by reference) will comply in all material respects as to form with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that Parent makes no representation with respect to information furnished to Parent, in writing, by an Investor expressly for use in any Shelf Registration Statement.

When Parent becomes eligible to use Form S-3, Parent shall use its commercially reasonable efforts to convert the Form S-1 to a Form S-3 as soon as practicable after Parent becomes so eligible.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Parent shall use its best efforts to effect the registration and sale of such Registrable Securities referenced in Section 2 as expeditiously as practicable:

3.1.1 Copies. Parent shall (i) prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Investors copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the Investors may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor, and (ii) furnish to each Investor such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus) and any supplement thereto (including all exhibits and document incorporated by reference therein), and such other documents as such Investor may request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

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3.1.2 Amendments and Supplements. Parent shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed or such securities have been withdrawn or until such time as the Registrable Securities cease to be Registrable Securities as defined by this Agreement.

3.1.3 Notification. After the filing of a Registration Statement, Parent shall notify the Investor of such filing, and shall further notify the Investors after the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the SEC of any stop order (and Parent shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any requirement or request by the SEC for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and make available to the Investors any such supplement or amendment; except that before filing with the SEC a Registration Statement or prospectus or any amendment or supplement thereto, Parent shall furnish to the Investors and its legal counsel copies of all such documents proposed to be filed in advance of such filing.

3.1.4 State Securities Laws Compliance. Before any public offering of Registrable Securities, Parent shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Investor (in light of his or her intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Parent and do any and all other acts and things that may be necessary or advisable to enable the Investors to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Parent shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject.

3.1.5 Registration Compliance. Without limiting Section 3.1.4, use its best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the holders of such Registrable Securities to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof.

3.1.6 Certificates. The Company shall cooperate with Investors to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such Registration Statement or Rule 144 free of any restrictive legends and representing such number of Parent Shares and registered in such names as the

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holders of the Registrable Securities may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement or Rule 144; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System (the “DTCDRS”).

3.1.7 CUSIP Number. Not later than the effective date of such Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of the DTCDRS.

3.1.8 Regulation M. The Company shall take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, that, to the extent that any prohibition is applicable to the Company, the Company will take all reasonable action to make any such prohibition inapplicable.

3.1.9 Cooperation. The principal executive officer of Parent, the principal financial officer of Parent, the principal accounting officer of Parent and all other officers and members of the management of Parent shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents.

3.1.10 Listing. Parent shall use its best efforts to cause all Registrable Securities that are included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by Parent are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the Investor.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from Parent of the happening of any event of the kind described in Section 3.1.3(iv), or, in the case of a resale registration on Form S-1 or Form S-3 pursuant to Section 2 hereof, upon any suspension by Parent, pursuant to a written insider trading compliance program adopted by Parent’s Board of Directors, of the ability of all “insiders” covered by such program to transact in Parent’s securities because of the existence of material non-public information, the Investors shall immediately discontinue disposition of its Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Investor receives the supplemented or amended prospectus contemplated by Section 3.1.3(iv) or the restriction on the ability of “insiders” to transact in Parent’s securities is removed, as applicable, and, if so directed by Parent, the Investor will deliver to Parent all copies, other than permanent file copies then in the Investor’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

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3.3 Registration Expenses. Subject to Section 4, Parent shall bear all costs and expenses incurred in connection with any registration on Form S-1 or Form S-3 effected pursuant to Section 2, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective (“Registration Expenses”). Notwithstanding the foregoing, in the event of an underwritten offering of the Registrable Securities, Parent shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the Investors, which underwriting discounts or selling commissions shall be borne by the Investor. Additionally, in an underwritten offering, all selling security holders shall bear the expenses of the underwriter pro rata in proportion to the respective amount of securities each is selling in such offering.

3.4 Information. Each Investor shall provide such information about such Investor and the Registrable Securities held by such Investor as may reasonably be requested by Parent in connection with the preparation of any Registration Statement including any Registrable Securities of the Investor, including amendments and supplements thereto, as is required to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the obligation to comply with federal and applicable state securities laws. Any such information provided by an Investor will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by Parent. Parent agrees to indemnify and hold harmless the Investor, and the Investor’s affiliates, attorneys and agents, and each Person, if any, who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Parent of the Securities Act or any rule or regulation promulgated thereunder applicable to Parent and relating to action or inaction required of Parent in connection with any such registration; and Parent shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that Parent will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or omission to state therein a material fact required to be stated therein made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to Parent, in writing, by such Investor expressly for use therein.

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4.2 Indemnification by the Investor. The Investor will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by the Investor, indemnify and hold harmless Parent, each of its directors and officers, and each other selling holder and each other Person, if any, who controls another selling holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, only insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, only if the statement or omission was made in reliance upon and in conformity with information furnished in writing to Parent by the Investor expressly for use therein, and shall reimburse Parent, its directors and officers, and each other selling holder or controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. The Investor’s indemnification obligations hereunder shall be several and not joint.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

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4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3 The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Investor shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such the respective Investor from the sale of such Registrable Securities which gave rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5. RULE 144. Parent covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the Investor may reasonably request, all to the extent required from time to time to enable the Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act in accordance with such Rule, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

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6. MISCELLANEOUS.

6.1 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of Parent hereunder may not be assigned or delegated by Parent in whole or in part. This Agreement and the rights, duties and obligations of the Investor hereunder may be freely assigned or delegated by the Investor in conjunction with and to the extent of any permitted transfer of Registrable Securities by the Investor. In the event of any such assignment by the Investor of some but not all of its rights hereunder, the assignee will be included in the term “Investor” under this Agreement and shall have pro rata rights under this Agreement with respect to the Registrable Securities so transferred to it, but any determination, consent or action by the Investor hereunder will require the holders of a majority-in-interest of the Registrable Securities. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties, to the permitted assigns of the Investor or of any assignee of the Investor. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.1.

6.2 Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Parent, to:	With a copy to (which shall not constitute notice):

Trulieve Cannabis Corp.	Akerman LLP
3494 Martin Hurst Road	350 E. Las Olas Boulevard, Suite 1600
Tallahassee, FL 32312	Fort Lauderdale, FL 33301
Attn: Eric Powers	Attn: Zack Kobrin & Sean Coyle

If to Representative or	With a copy to (which shall not
the Investors, to:	constitute notice):

Gabriel Perlow	Saul Ewing Arnstein & Lehr LLP
310 Grant Street, Suite 2410	One PPG Place, Suite 3010
Pittsburgh, PA 15219	Pittsburgh, PA 15222
gabe@purepenn.com	Attn: David Berk & Michael Gold

6.3 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

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6.4 Counterparts. This Agreement may be executed in multiple counterparts (including by facsimile or pdf or other electronic document transmission), each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

6.5 Entire Agreement. This Agreement (together with the Merger Agreement to the extent incorporated herein, and including all agreements entered into pursuant hereto or thereto or referenced herein or therein and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, relating to the subject matter hereof; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement.

6.6 Interpretation. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

6.7 Amendments; Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written agreement or consent of Parent and the Investor. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision

6.8 Remedies Cumulative. In the event a party fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the other parties may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

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6.9 Governing Law; Jurisdiction. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to the conflict of laws principles thereof. All actions, claims or other legal proceedings arising out of or relating to this Agreement (a “Proceeding”) shall be heard and determined exclusively in any state or federal court located in Allegheny County in the Commonwealth of Pennsylvania (or in any court in which appeal from such courts may be taken) (the “Specified Courts”). Each party hereto hereby (a) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Proceeding brought by any party hereto and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. Each party irrevocably consents to the service of the summons and complaint and any other process in any Proceeding, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 6.2. Nothing in this Section 6.9 shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

6.10 WAIVER OF TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE INVESTORS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

6.11 Limitation on Subsequent Registration Rights. After the date of this Agreement, Parent shall not (i) enter into any agreement with any holder or prospective holder of any securities of Parent that would grant such holder or prospective holder rights to demand the registration of any securities of Parent that are more favorable than or inconsistent with the rights granted to the Investors hereunder or (ii) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the Investors in this Agreement, unless expressly approved by the Investors in writing.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Parent:

TRULIEVE CANNABIS CORP.

By:	/s/ Eric Powers
Name: Eric Powers
Title: Secretary

Investors:

For individual Investors:

Name:

For entity Investors:

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement to be executed and delivered as of the date first written above.

Parent:

TRULIEVE CANNABIS CORP.

By:
Name:
Title:

Investors:

For individual Investors:

Name:

For entity Investors:

Entity Name: YOI Investment LLC

By:	/s/ Daniel Weinstein
Name: Daniel Weinstein
Title: Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement to be executed and delivered as of the date first written above.

Parent:

TRULIEVE CANNABIS CORP.

By:
Name:
Title:

Investors:

For individual Investors:

Name:

For entity Investors:

Entity Name: ZESSAS HOLDINGS, LLC

By:	/s/ Sydney A Snyder
Name: Sydney A Snyder
Title: Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement to be executed and delivered as of the date first written above.

Parent:

TRULIEVE CANNABIS CORP.

By:

Name:
Title:

Investors:

For individual Investors:

By:	/s/ stanley marks

Name: stanley marks

For entity Investors:

Entity Name:

By:

Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement to be executed and delivered as of the date first written above.

Parent:

TRULIEVE CANNABIS CORP.

By:

Name:
Title:

Investors:

For individual Investors:

By:	/s/ Ray Boyer

Name: Ray Boyer

For entity Investors:

Entity Name:

By:

Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement to be executed and delivered as of the date first written above.

Parent:

TRULIEVE CANNABIS CORP.

By:

Name:
Title:

Investors:

For individual Investors:

Name:

For entity Investors:

Entity Name: MXY Holdings LLC

By:	/s/ Jordan Lams

Name: Jordan Lams
Title	Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement to be executed and delivered as of the date first written above.

Parent:

TRULIEVE CANNABIS CORP.

By:

Name:
Title:

Investors:

For individual Investors:

By:	/s/ Michael Tulimero

Name: Michael Tulimero

For entity Investors:

Entity Name:

By:

Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement to be executed and delivered as of the date first written above.

Parent:

TRULIEVE CANNABIS CORP.

By:

Name:
Title:

Investors:

For individual Investors:

Name:

For entity Investors:

Entity Name: Global Investments LLC

By:	/s/ Timothy Thompson

Name: Timothy Thompson
Title	Authorized Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement to be executed and delivered as of the date first written above.

Parent:

TRULIEVE CANNABIS CORP.

By:

Name:
Title:

Investors:

For individual Investors:

Name:

For entity Investors:

Entity Name: gcp holdings llc

By:	/s/Charles Perlow
Name: Charles Perlow
Title: member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement to be executed and delivered as of the date first written above.

Parent:

TRULIEVE CANNABIS CORP.

By:

Name:
Title:

Investors:

For individual Investors:

By:	/s/ Duke Fu
Name: Duke Fu

For entity Investors:

Entity Name:

By:

Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement to be executed and delivered as of the date first written above.

Parent:

TRULIEVE CANNABIS CORP.

By:

Name:
Title:

Investors:

For individual Investors:

Name:

For entity Investors:

Entity Name: Anacapa PA LLC

By:	/s/ Jordan Lams
Name: Jordan Lams
Title: Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement to be executed and delivered as of the date first written above.

Parent:

TRULIEVE CANNABIS CORP.

By:

Name:
Title:

Investors:

For individual Investors:

By:	/s/ Amy Weiss

Name: Amy Weiss

For entity Investors:

Entity Name:

By:

Name:
Title:

[Signature Page to Registration Rights Agreement]